Stockholders' equity	12 Months Ended
Dec. 31, 2020
Stockholders' Equity Note
Stockholders' Equity	Note 19 – Stockholders’ equity

The Corporation’s common stock ranks junior to all series of preferred stock as to dividend rights and / or as to rights on liquidation, dissolution or winding up of the Corporation. Dividends on each series of preferred stocks are payable if declared. The Corporation’s ability to declare or pay dividends on, or purchase, redeem or otherwise acquire, its common stock is subject to certain restrictions in the event that the Corporation fails to pay or set aside full dividends on the preferred stock for the latest dividend period. The ability of the Corporation to pay dividends in the future is limited by regulatory requirements, legal availability of funds, recent and projected financial results, capital levels and liquidity of the Corporation, general business conditions and other factors deemed relevant by the Corporation’s Board of Directors.

The Corporation’s common stock trades on the NASDAQ Stock Market LLC (the “NASDAQ”) under the symbol BPOP. The 2003 Series A Preferred Stock are not listed on NASDAQ.

Preferred stocks

The Corporation has 30,000,000 shares of authorized preferred stock that may be issued in one or more series, and the shares of each series shall have such rights and preferences as shall be fixed by the Board of Directors when authorizing the issuance of that particular series. The Corporation’s shares of preferred stock at December 31, 2020 consisted of:

• 6.375% non-cumulative monthly income preferred stock, 2003 Series A, no par value, liquidation preference value of $25 per share. Holders on record of the 2003 Series A Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors of the Corporation or an authorized committee thereof, out of funds legally available, non-cumulative cash dividends at the annual rate per share of 6.375% of their liquidation preference value, or $0.1328125 per share per month. These shares of preferred stock are perpetual, nonconvertible, have no preferential rights to purchase any securities of the Corporation and are redeemable solely at the option of the Corporation with the consent of the Board of Governors of the Federal Reserve System. The redemption price per share is $25.00. The shares of 2003 Series A Preferred Stock have no voting rights, except for certain rights in instances when the Corporation does not pay dividends for a defined period. These shares are not subject to any sinking fund requirement. Cash dividends declared and paid on the 2003 Series A Preferred Stock amounted to $1.4 million for the years ended December 31, 2020, 2019 and 2018. Outstanding shares of 2003 Series A Preferred Stock amounted to 885,726 at December 31, 2020, 2019 and 2018.

On February 24, 2020, the Corporation redeemed all the outstanding shares of the 2008 Series B Preferred Stock. The redemption price of the 2008 Series B Preferred Stock was $25.00 per share, plus $0.1375 (representing the amount of accrued and unpaid dividends for the current monthly dividend period to the redemption date), for a total payment per share in the amount of $25.1375.

At December 31, 2019 and 2018, the Corporation had 1,120,665 outstanding shares of 2008 Series B Preferred Stock, described as follows:

• 8.25% non-cumulative monthly income preferred stock, 2008 Series B, no par value, liquidation preference value of $25 per share. The shares of 2008 Series B Preferred Stock were issued in May 2008. Holders of record of the 2008 Series B Preferred Stock are entitled to receive, when, as and if declared by the Board of Directors of the Corporation or an authorized committee thereof, out of funds legally available, non-cumulative cash dividends at the annual rate per share of 8.25% of their liquidation preferences, or $0.171875 per share per month. These shares of preferred stock are perpetual, nonconvertible, have no preferential rights to purchase any securities of the Corporation and are redeemable solely at the option of the Corporation with the consent of the Board of Governors of the Federal Reserve System beginning on May 28, 2013. Cash dividends declared and paid on the 2008 Series B Preferred Stock amounted to $ 2.3 million for the years ended December 31, 2019 and 2018.

Common stocks

Dividends

During the year 2020, cash dividends of $1.60 (2019 - $1.20; 2018 - $1.00) per common share outstanding were declared amounting to $136.6 million (2019 - $116.0 million; 2018 - $101.3 million) of which $33.7 million were payable to shareholders of common stock at December 31, 2020 (2019 - $29.0 million; 2018 - $25.1 million). The quarterly dividend of $0.40 per share declared to shareholders of record as of the close of business on December 11, 2020, was paid on January 4, 2021. On February 26, 2021, the Corporation’s Board of Directors approved a quarterly cash dividend of $0.40 per share on its outstanding common stock, payable on April 1, 2021 to shareholders of record at the close of business on March 18, 2021.

Accelerated share repurchase transaction (“ASR”)

On January 30, 2020, the Corporation entered into a $500 million ASR transaction with respect to its common stock, which was accounted for as a treasury stock transaction. As a result of the receipt of the initial 7,055,919 shares, the Corporation recognized in stockholders’ equity approximately $400 million in treasury stock and $100 million as a reduction in capital surplus. On March 19, 2020 (the “early termination date”), the dealer counterparty to the ASR exercised its right to terminate the ASR as a result of the trading price of the Corporation’s common stock falling below a specified level due to the effects of the COVID-19 pandemic on the global markets. As a result of such early termination, the final settlement of the ASR, which was expected to occur during the fourth quarter of 2020, occurred during the second quarter of 2020. The Corporation completed the transaction on May 27, 2020 and received 4,763,216 additional shares of common stock after the early termination date. In total the Corporation repurchased 11,819,135 shares at an average price per share of $42.3043 under the ASR.

During the fourth quarter of 2019, the Corporation completed a $250 million ASR. In connection therewith, the Corporation received an initial delivery of 3,500,000 shares of common stock during the first quarter of 2019 and received 1,165,607 additional shares of common stock during the fourth quarter of 2019. The final number of shares delivered at settlement was based on the average daily volume weighted average prince (“VWAP”) of its common stock, net of a discount, during the term of the ASR of $53.58. In connection with the transaction, the Corporation recognized $266 million in treasury stock, offset by $16 million adjustment to capital surplus. During 2018, the Corporation completed a $125 million ASR receiving 2,438,180 shares and recording $125 million in treasury stock.

Statutory reserve

The Banking Act of the Commonwealth of Puerto Rico requires that a minimum of 10% of BPPR’s net income for the year be transferred to a statutory reserve account until such statutory reserve equals the total of paid-in capital on common and preferred stock. Any losses incurred by a bank must first be charged to retained earnings and then to the reserve fund. Amounts credited to the reserve fund may not be used to pay dividends without the prior consent of the Puerto Rico Commissioner of Financial Institutions. The failure to maintain sufficient statutory reserves would preclude BPPR from paying dividends. BPPR’s statutory reserve fund amounted to $708 million at December 31, 2020 (2019 - $659 million; 2018 - $599 million). During 2020, $49 million was transferred to the statutory reserve account (2019 - $60 million, 2018 - $58 million). BPPR was in compliance with the statutory reserve requirement in 2020, 2019 and 2018.